SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 20, 1998




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)







           Delaware                      33-97660               56-0900030
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)



301 South College St., Charlotte, North Carolina              28288-1075
   (Address of principal executive offices)                   (Zip Code)



              (Registrant's telephone number, including area code):
                                 (704) 374-2265


                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The January, 1998 Statement to Investor Certificateholders was distributed February 20, 1998.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 1:

                    Statement to Investor Certificateholders for the period from January 1, 1998 to January 31, 1998.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SIGNET HELOC TRUST 1995-A

                                 By:    FIRST UNION NATIONAL BANK




                                 By:  /s/ Mary Whittaker
                                    --------------------------------
                                      Mary Whittaker
                                      Vice President




Date:  February 20, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS






Exhibit
Number            Exhibits


     1            Statement  to  Investor   Certificateholders  for  the  period
                  January 1, 1998 to January 31, 1998.